UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2019 (April 18, 2019)

Humana Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Main Street, Louisville, KY 40202

(Address of Principal Executive Offices, and Zip Code)

502-580-1000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	HUM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Humana Inc. was held in Louisville, Kentucky, on April 18, 2019, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal #1:    The final results of the election of directors were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Kurt J. Hilzinger	110,979,419	2,217,563	165,354	6,297,442
Frank J. Bisignano	113,021,025	163,093	177,768	6,297,442
Bruce D. Broussard	112,094,347	1,194,824	72,715	6,297,442
Frank A. D’Amelio	107,274,150	5,917,321	170,415	6,297,442
Karen B. DeSalvo, M.D.	111,616,476	1,605,938	139,472	6,297,442
W. Roy Dunbar	109,421,899	3,799,954	140,033	6,297,442
David A. Jones, Jr.	107,718,195	5,559,467	84,224	6,297,442
William J. McDonald	111,994,587	1,199,563	167,736	6,297,442
James J. O’Brien	110,665,843	2,529,770	166,273	6,297,442
Marissa T. Peterson	112,992,611	228,262	141,013	6,297,442

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019	114,312,037	7,127,164	277,860	0

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the company’s executive compensation	105,956,862	7,127,614	277,410	6,297,442

Proposal #4	For	Against	Abstained	Broker Non-Votes
Board proposal regarding approval of the Amended and Restated Humana Inc. Stock Incentive Plan	106,499,465	6,705,214	157,207	6,297,442

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

By:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: April 19, 2019